Exhibit 99.1

FORWARD - LOOKING STATEMENTS

Company Overview CORPORATE PROFILE □ Headquartered in Greenville, SC x Founded in 2000 □ Efficient branch footprint in some of the most dynamic markets in the Southeast x 12 branches located in 8 fast - growing Southeast metropolitan markets □ Relationship - driven commercial banking model x Targeted clients include small to medium sized businesses, business owners and professionals x Supported by significant investment in technology □ Focused on organic growth versus M&A □ Simple business model OPERATING MARKETS leigh sto eensb ar Sou h C lina me h lin Relationship Banking with 25+ Years of Service Excellence 3

Company Overview Who We Are Our Mission Our mission is to impact lives in the communities we serve Our Culture We focus on the things that matter most: family, community, and teamwork Our Purpose We exist to enable dreams, earn trust, and exceed expectations Relationship driven with a focus on exceptional service and authentic hospitality Embrace technology and the evolution of our industry Committed to organic growth versus M&A Superb at managing risk – credit risk and enterprise risk Highly efficient delivery system – branch light footprint Located in major metro, high - growth Southeastern markets Dedicated to an entrepreneurial, team - focused culture that results in high career satisfaction Utilize a strong relationship mortgage component to augment noninterest income Proven and driven leadership team Lead and operate with wisdom and clarity 4

Company Overview Financial Snapshot for Year - End 2025 rt a 2025 Financial Highlights □ Net Income of $30.4 million, up 96% YoY □ Diluted EPS of $3.72, up 95% YoY □ NIM of 2.57% 3 , up 51bps YoY □ Total loans 1 up $213 million or 6% YoY □ Total deposits up $281 million or 8% YoY □ Retail deposits 4 up $278 million 9% YoY □ Nonperforming assets (“NPAs”) to total assets of 0.32% and accruing loans 30 days or more past due loans to total loans of 0.14% □ Book value per share of $44.89, up $4.42 or 11% YoY 2025 Annual Financial Metrics $4.4 Billion Total Assets $3.8 Billion Total Loans 1 $3.7 Billion Total Deposits 8.37% TCE / TA 2 0.72% Return on Average Assets 8.73% Return on Average Equity 2.57% Net Interest Margin 3 0.00% Net Charge - offs / Average Loans Note: Financial data as of or for the period ended December 31, 2025 1) Excludes mortgage loans held for sale 2) The tangible common equity ratio is calculated as total equity less preferred stock divided by total assets 3) The tax - equivalent adjustment to net interest income adjusts the yield for assets earning tax - exempt income to a comparable yield on a taxable basis 4) Retail deposits defined as total deposits less wholesale deposits; wholesale deposits consist of brokered deposits totaling $552.9 million as of December 31, 2025 5

2026 Q1 Highlights Growth and Financial Performance Net income Earnings per share (diluted) Net Interest Margin Book value Retail deposit growth Loan growth NPAs / total assets Net charge - offs / average loans $9.9 million, up 88% YoY $1.19, up 83% YoY 2.88%, up 47 bps YoY $46.00, up 11% YoY $208 million, up 27% linked qtr. annualized $97 million, up 10% linked qtr. annualized 0.26% 0.01% 6

Key Investment Highlights Experienced, founder - led management team with 25+ year focus on creating a unique client experience and producing returns for shareholders Operating in highly attractive dynamic Southeast metro markets, resulting in scarcity value and a differentiated growth profile Long track record and demonstrated ability to produce balance sheet growth organically and through de novo market expansion Strong asset quality results driven by a robust risk management culture and a focus on relationship banking Profitability momentum highlighted by continued balance sheet repricing opportunities, improving cost of funds, and efficient delivery model 7

SFST KRX S&P 500 SFST Stock Price Performance 1000% 900% 800% 700% 600% 500% 400% 300% 200% 100% 0% (100%) 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 8 Growth in Shareholder Value Over Time Note: Market data as of May 8, 2026 Source: S&P Capital IQ Pro Relative Performance S&P 500 KRX SFST 31% 20% 54% 1 - Year 75% 5% 6% 5 - Year 260% 71% 120% 10 - Year 452% 156% 776% 15 - Year

□ Strengthened our Board with the appointment of three new directors who bring diverse backgrounds across our markets □ Established an emeritus status for existing directors planning to transition off the Board at the appropriate time □ Continued to refine pay for performance compensation approach □ Equity Incentive Plan is dynamic and tied to specific three - year cumulative corporate and individual goals □ Planned opening of a new Cary, NC office in 2026 for our team already in place □ Recognized by Forbes as one of America’s Best Banks for 2026 □ Completed a public offering of $65 million in common stock to support expected growth and provide balance sheet strength; a portion of the proceeds will be used to redeem remaining $11.5 million of subordinated debt Management Updates 12